UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY

  11788

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

17605 Wrigh Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

   Vertical Capital Income Fund

Cusip: 92535C104

VCAPX

Annual Report

September 30, 2013

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 7, 2013

Dear Shareholders:

For the fiscal year ended September 30, 2013, the Vertical Capital Income Fund had a total return (load waived) of 7.42%, while the Fund’s benchmark, the Barclays Capital Mortgage Backed Securities Index had total return of -1.20%.  Including the maximum load, the Fund had a total return of 2.58%.  The Fund's comparatively strong returns are primarily due to the high level of interest income and lower interest rate sensitivity when compared to the benchmark.

The third calendar quarter of 2013 has seen a mixture of positive and negative economic activity, but despite the inconsistencies, we expect the environment to have an overall positive effect on the performance of the Fund.  The positive side of the economic activity has been highlighted with a surge in home prices.   This surge has increased the amount of equity in many homes and also the collateral value for mortgage holders, which we believe will bode well for our long term outlook.  The Federal Reserve Bank has stated the need to continue with Quantitative Easing, and that it will consider tapering at a gradual rate later this year or early next year, to avoid the unease from ending it too abruptly.  Additionally, as interest rates have risen in anticipation of the Fed tapering, mortgage rates have risen substantially off their lows, but this has not yet deterred homebuilders, as we have seen homebuilding sentiment rising to its highest point since 2006.

Over the last couple of years, real estate investors have been snatching up foreclosures and bank-owned properties at an increasing pace, which has driven up home prices much faster than most analysts had predicted.  In turn, the rise in home values has priced many of these same investors out of the market, and although this has resulted in a slowdown in home purchasing, home prices are still on the rise.  We believe that housing will be directly affected by interest rates.  For example, the most recent increase in the 10-Year Treasury note from 1.66% on May 1st to 2.98% on September 5th had a dramatic bearing on the 30-Year Fixed Mortgage rates that helped cool the real estate surge.  As credit qualifications remain relatively tight, if a potential home buyer has trouble qualifying at 3.75%, they will find it nearly impossible to qualify at 4.75%.  Thus, we expect housing to experience volatility until the Fed determines a clear exit strategy from the stimulus program.

Chairman Bernanke has recently stated that the Federal Reserve Bank intends to keep adding stimulus to the U.S. Economy, known as Quantitative Easing, to the tune of $85 Billion per month of purchasing U.S. Government debt.  “He said that 6.5 percent unemployment is still the threshold for potentially stopping bond purchases, not the trigger, and when tapering does start, it will be done gradually to mitigate a paralyzing rise in interest rates.” – Doug Cubberley, Reporter, CNBC.com, 07-17-2013.  The injection of Federal stimulus dollars has had a positive effect on the Fund in-so-much that it has been helping support low interest rates and increased home buying which thereby may lower risk as increases in home values should increase the value of collateral behind the mortgage notes.  If the increase in collateral values translates to a reduction of risk, it may result in an increase in the value of the notes.  When the Fed does taper off their purchases, we expect that the economic environment will be better stabilized, and therefore any impact to the price of Mortgage Notes should be minimal.

As previously mentioned, mortgage rates have been rising quickly, hitting a high of 4.66% on average for a 30-Year Fixed Rate.  This rise in rates will likely lead to slower short term home buying from current homeowners, and therefore may slow the rate of early pay-offs in the Fund.  While this will likely have little impact on the dividends being paid, it could lengthen the time horizon for realizing some of the potential Capital Gains the Fund might receive on a pay-off.

The potential for total return generated in the Fund may come in various ways.  As previously mentioned, if an individual note is paid-off, either partially, or in full, the discount can be realized prior to maturity.  Additionally, as the unpaid notes continue to perform, they will collectively have a positive effect on NAV.  The Fund will have some sensitivity to interest rates, as they increase or decrease over time, but in the case of rising interest rates, we believe this inevitability will be directly correlated with a positive economic outlook, which will in turn lead to improving home values and activity, all of which may have a positive effect on the performance of the fund.   Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

In the Fund, there are currently 275 Mortgage Notes that have been purchased for a sum total of $30,896,018 and represents an outstanding unpaid note/principal balance of $44,388,013 and thereby a purchase discount on average of 70% of the unpaid principal balance on the notes. Additionally, the portfolio is regionally diversified over 40 states.  During the last fiscal year, we had 8 notes that paid off at full value.  Finally, the fund assets under management grew from $11,756,271 on October 1, 2012 to $39,986,708 on September 30, 2013.

Thank you for your investment in the Vertical Capital Income Fund.

Regards,

Gus Altuzarra

Managing Member

Chris Chase

Managing Member

Definitions:

Barclays Mortgage Backed Securities Index - a market value-weighted index which covers the mortgage-backed securities component of the Barclays U.S. Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

vcs0155-20131125  2933-NLD-11/25/2013

20 Pacifica, Suite 190, Irvine, CA  92618          866-224-8867

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA (finra.org).

Vertical Capital Asset Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Vertical Capital Income Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2013*

	One Year	Since Inception*
The Vertical Capital Income Fund The Vertical Capital Income Fund with load	7.42% 2.58%	8.67% 5.86%
Barclays Capital Mortgage Backed Securities Index	(1.20)%	0.89%

________________

     *The Fund commenced operations on December 30, 2011.  The performance of the Fund is based on average annual returns.

The Barclays Capital Mortgage Backed Securities Index is an unmanaged index comprising 15 and 30 year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 9.56% per the January 24, 2013 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION* (Unaudited)

Mortgage Notes	99.70%
Other Investments	0.30%
100.00%

*Based on Investments at Value as of September 30, 2013.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 82.9%
$ 319,605	Loan ID 200001	Fixed	6.250%	4/1/2038	$ 212,145
124,316	Loan ID 200003	Balloon	7.250%	9/1/2035	87,855
321,154	Loan ID 200004	Fixed	7.990%	10/1/2036	236,833
171,697	Loan ID 200005	Fixed	4.750%	8/1/2039	140,790
75,958	Loan ID 200006	ARM	7.990%	1/1/2036	56,218
38,868	Loan ID 200007	ARM	6.000%	2/1/2028	26,746
56,436	Loan ID 200008	ARM	3.875%	3/28/2035	33,642
154,954	Loan ID 200009	ARM	3.000%	4/1/2037	82,231
166,993	Loan ID 200010	ARM	3.000%	5/1/2034	94,580
142,561	Loan ID 200011	Fixed	6.850%	6/1/2035	98,276
53,333	Loan ID 200012	ARM	9.800%	7/1/2037	44,084
60,296	Loan ID 200013	Fixed	5.250%	9/1/2040	36,967
84,918	Loan ID 200014	Fixed	3.500%	3/1/2027	75,620
36,813	Loan ID 200015	Fixed	9.000%	8/1/2030	12,563
43,025	Loan ID 200016	ARM	10.375%	1/1/2031	37,578
53,335	Loan ID 200017	ARM	6.375%	8/1/2030	38,201
58,210	Loan ID 200018	Fixed	7.000%	1/1/2033	41,330
66,655	Loan ID 200019	Fixed	4.000%	12/1/2036	39,329
85,144	Loan ID 200020	Fixed	5.630%	7/1/2033	56,403
89,662	Loan ID 200021	ARM	4.000%	10/1/2033	54,974
97,946	Loan ID 200022	Fixed	4.100%	6/1/2039	56,713
103,169	Loan ID 200023	Fixed	5.875%	12/1/2050	66,832
105,386	Loan ID 200024	Fixed	7.000%	11/1/2034	75,498
151,731	Loan ID 200025	ARM	3.125%	3/1/2034	84,923
205,981	Loan ID 200026	Fixed	3.250%	1/1/2050	45,466
228,102	Loan ID 200028	Fixed	2.750%	6/1/2050	188,265
235,483	Loan ID 200029	Fixed	3.310%	7/1/2037	127,640
249,859	Loan ID 200030	ARM	5.750%	1/1/2038	160,168
289,018	Loan ID 200031	Fixed	5.000%	1/1/2051	242,398
321,842	Loan ID 200032	Fixed	3.130%	1/1/2051	266,501
433,500	Loan ID 200033	ARM	6.375%	6/1/2036	287,060
459,569	Loan ID 200034	Fixed	2.625%	10/1/2050	246,626
589,149	Loan ID 200035	Fixed	2.000%	11/1/2050	298,051
71,899	Loan ID 200036	Fixed	7.940%	1/12/2034	53,689
173,115	Loan ID 200037	Fixed	7.800%	5/1/2035	127,110
173,523	Loan ID 200038	ARM	6.540%	3/1/2037	111,012
28,234	Loan ID 200039	Fixed	11.500%	11/5/2033	26,014
130,835	Loan ID 200041	Fixed	4.875%	8/1/2039	78,472
43,977	Loan ID 200042	Fixed	7.000%	12/1/2037	30,870
67,238	Loan ID 200043	Fixed	6.125%	7/1/2039	43,850
128,949	Loan ID 200045	Fixed	5.625%	12/1/2038	82,386
44,047	Loan ID 200046	Fixed	8.000%	7/1/2027	35,557
56,568	Loan ID 200048	Fixed	5.500%	8/1/2039	35,136
253,317	Loan ID 200049	Fixed	3.875%	3/1/2042	203,744
177,128	Loan ID 200050	ARM	6.250%	11/1/2050	118,198

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 89,691	Loan ID 200051	Fixed	6.500%	10/1/2040	$ 60,689
167,561	Loan ID 200052	Fixed	5.125%	5/1/2040	104,770
61,515	Loan ID 200053	Fixed	3.000%	9/1/2042	50,431
59,025	Loan ID 200054	Fixed	8.250%	3/1/2039	44,210
87,437	Loan ID 200055	Fixed	10.000%	1/5/2036	73,475
286,858	Loan ID 200056	Fixed	7.375%	12/1/2037	206,727
127,883	Loan ID 200057	ARM	2.750%	10/1/2036	104,758
30,235	Loan ID 200058	Fixed	8.100%	11/1/2032	22,992
62,914	Loan ID 200059	Fixed	6.000%	8/1/2039	40,600
37,397	Loan ID 200060	Fixed	5.750%	8/1/2039	23,679
39,829	Loan ID 200061	Fixed	5.750%	7/1/2024	30,166
283,320	Loan ID 200063	Fixed	5.750%	12/1/2048	172,334
195,627	Loan ID 200064	Fixed	4.875%	4/1/2034	164,498
28,446	Loan ID 200065	ARM	7.000%	1/1/2037	7,862
158,258	Loan ID 200066	ARM	5.000%	1/1/2037	131,413
705,808	Loan ID 200067	ARM	3.625%	7/1/2037	392,132
265,815	Loan ID 200068	ARM	3.125%	9/1/2037	145,239
142,181	Loan ID 200069	ARM	3.125%	9/1/2037	75,794
120,073	Loan ID 200070	ARM	3.125%	9/1/2037	64,008
96,787	Loan ID 200071	ARM	3.125%	8/1/2037	51,650
239,704	Loan ID 200072	Fixed	5.040%	2/1/2051	135,510
220,632	Loan ID 200073	Fixed	5.210%	2/1/2026	159,982
188,561	Loan ID 200074	Fixed	5.110%	2/1/2031	125,908
220,954	Loan ID 200075	Fixed	4.250%	2/1/2042	123,024
183,691	Loan ID 200076	Fixed	4.250%	12/1/2041	102,411
81,176	Loan ID 200077	Fixed	3.750%	8/1/2042	42,785
39,332	Loan ID 200078	Fixed	7.000%	8/1/2036	35,173
145,618	Loan ID 200079	Fixed	2.000%	8/1/2049	71,356
95,742	Loan ID 200080	ARM	8.250%	5/1/2037	73,444
83,490	Loan ID 200081	Fixed	2.000%	9/1/2037	67,718
71,861	Loan ID 200082	Fixed	2.500%	4/1/2040	37,346
121,899	Loan ID 200083	ARM	3.875%	10/1/2046	95,228
196,890	Loan ID 200084	Fixed	7.000%	3/1/2039	139,208
129,473	Loan ID 200085	Fixed	6.500%	11/1/2035	86,881
172,165	Loan ID 200086	Fixed	2.000%	11/1/2050	140,386
232,489	Loan ID 200087	Fixed	3.000%	3/1/2051	126,712
130,140	Loan ID 200088	Fixed	7.000%	6/1/2039	91,964
278,323	Loan ID 200089	Fixed	2.000%	3/1/2052	140,804
75,533	Loan ID 200090	Fixed	2.000%	11/1/2036	61,530
300,111	Loan ID 200091	Fixed	2.000%	11/1/2051	150,307
291,877	Loan ID 200092	Fixed	2.375%	5/1/2036	153,060
147,012	Loan ID 200093	Fixed	3.000%	2/1/2038	119,790
235,446	Loan ID 200094	ARM	2.625%	9/1/2037	191,742

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 490,461	Loan ID 200095	Fixed	2.000%	4/1/2051	$ 404,626
222,748	Loan ID 200096	ARM	4.375%	8/1/2037	131,008
118,777	Loan ID 200097	ARM	2.625%	6/1/2035	62,857
99,783	Loan ID 200098	ARM	3.375%	9/1/2033	58,629
87,242	Loan ID 200099	Fixed	2.000%	3/1/2040	43,586
389,137	Loan ID 200100	Fixed	2.000%	7/1/2037	194,654
314,335	Loan ID 200101	ARM	3.000%	7/1/2051	257,131
79,729	Loan ID 200102	Fixed	1.250%	3/1/2040	38,068
112,157	Loan ID 200103	ARM	3.250%	9/1/2034	64,374
59,281	Loan ID 200104	Fixed	2.500%	5/1/2039	49,405
124,862	Loan ID 200105	Fixed	2.000%	12/1/2050	103,055
99,609	Loan ID 200106	Fixed	2.000%	2/1/2052	82,882
337,780	Loan ID 200107	Fixed	2.000%	7/1/2052	164,483
198,227	Loan ID 200108	Fixed	3.000%	6/1/2047	94,430
53,614	Loan ID 200109	ARM	3.000%	4/1/2038	43,649
119,349	Loan ID 200110	Fixed	3.250%	8/1/2039	97,634
191,847	Loan ID 200111	Fixed	3.000%	11/1/2050	104,114
316,398	Loan ID 200112	Fixed	2.000%	9/1/2049	159,659
214,057	Loan ID 200113	ARM	2.870%	7/1/2037	112,063
120,030	Loan ID 200114	Fixed	2.000%	10/1/2051	99,242
274,242	Loan ID 200115	Fixed	2.000%	11/1/2051	134,386
157,886	Loan ID 200116	Fixed	2.000%	3/1/2039	78,784
197,141	Loan ID 200117	ARM	3.125%	8/1/2037	107,827
92,867	Loan ID 200118	ARM	2.625%	6/1/2035	50,329
99,502	Loan ID 200119	ARM	2.750%	10/1/2034	54,984
307,207	Loan ID 200120	Fixed	2.000%	2/1/2051	153,295
105,216	Loan ID 200121	ARM	2.625%	1/1/2035	57,310
154,343	Loan ID 200122	ARM	2.625%	6/1/2035	83,646
460,551	Loan ID 200123	ARM	2.625%	9/1/2037	235,903
147,566	Loan ID 200124	ARM	3.390%	6/1/2037	80,574
322,878	Loan ID 200125	Fixed	2.000%	5/1/2051	263,022
133,203	Loan ID 200126	Fixed	3.000%	8/1/2039	72,060
150,531	Loan ID 200127	Fixed	2.750%	8/1/2039	80,262
53,922	Loan ID 200128	Fixed	2.000%	7/1/2037	43,756
475,707	Loan ID 200129	Fixed	4.625%	3/1/2052	286,105
112,391	Loan ID 200130	Fixed	4.500%	8/1/2042	90,665
41,401	Loan ID 200131	Fixed	3.875%	11/1/2027	36,697
168,808	Loan ID 200132	Fixed	5.000%	6/1/2042	141,600
244,811	Loan ID 200133	Fixed	3.490%	1/1/2043	194,842
196,945	Loan ID 200134	Fixed	3.750%	12/1/2042	171,393
131,364	Loan ID 200135	Fixed	4.375%	12/1/2042	107,842
284,266	Loan ID 200136	Fixed	2.875%	10/1/2027	251,557
134,789	Loan ID 200137	Fixed	4.500%	9/1/2042	113,306
139,848	Loan ID 200138	Fixed	3.750%	10/1/2042	114,846

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 57,887	Loan ID 200139	Fixed	4.625%	5/1/2027	$ 40,512
47,759	Loan ID 200140	Fixed	3.625%	12/1/2027	42,278
84,947	Loan ID 200141	Fixed	4.250%	2/1/2042	68,638
191,513	Loan ID 200142	Fixed	3.300%	1/1/2037	106,859
135,476	Loan ID 200143	Fixed	3.000%	2/1/2037	107,820
559,137	Loan ID 200144	ARM	2.750%	10/1/2036	300,154
292,844	Loan ID 200145	Fixed	2.000%	8/1/2051	241,593
256,711	Loan ID 200147	ARM	3.125%	9/1/2037	140,264
140,549	Loan ID 200148	ARM	3.125%	9/1/2037	74,924
164,249	Loan ID 200149	ARM	3.125%	9/1/2037	113,558
223,326	Loan ID 200150	ARM	3.125%	9/1/2037	119,050
110,025	Loan ID 200151	ARM	3.125%	8/1/2037	58,714
100,325	Loan ID 200152	ARM	3.125%	9/1/2037	81,998
1,826,159	Loan ID 200153	ARM	3.000%	4/1/2037	1,494,481
103,457	Loan ID 200154	Fixed	5.625%	9/1/2037	65,887
96,809	Loan ID 200155	ARM	3.000%	4/1/2037	81,036
57,701	Loan ID 200156	Fixed	8.130%	9/19/2032	43,982
129,602	Loan ID 200157	Fixed	3.750%	1/1/2043	109,343
169,005	Loan ID 200158	Fixed	3.625%	12/1/2042	146,996
197,653	Loan ID 200159	Fixed	3.750%	6/1/2042	161,942
137,102	Loan ID 200160	Fixed	3.250%	2/1/2043	70,187
503,251	Loan ID 200161	Fixed	3.875%	11/1/2041	405,638
241,946	Loan ID 200162	Fixed	3.875%	7/1/2042	194,124
128,376	Loan ID 200163	Fixed	4.000%	1/1/2042	103,489
109,691	Loan ID 200164	Fixed	4.000%	7/1/2042	102,128
211,547	Loan ID 200165	Fixed	4.375%	12/1/2041	171,217
134,830	Loan ID 200166	Fixed	4.000%	2/1/2032	114,144
556,790	Loan ID 200167	ARM	3.000%	5/1/2036	447,571
142,860	Loan ID 200168	Fixed	3.750%	10/1/2042	114,251
26,622	Loan ID 200169	Fixed	6.923%	9/1/2034	18,549
451,622	Loan ID 200170	ARM	2.750%	10/1/2036	236,618
106,447	Loan ID 200171	Fixed	6.500%	4/1/2036	90,260
150,627	Loan ID 200172	Fixed	7.250%	2/1/2037	105,465
203,807	Loan ID 200173	Fixed	3.575%	10/1/2046	72,574
97,116	Loan ID 200174	Fixed	7.340%	4/1/2037	68,350
56,804	Loan ID 200175	Fixed	9.600%	5/1/2037	44,528
103,532	Loan ID 200176	Fixed	6.600%	3/1/2037	66,515
77,600	Loan ID 200177	Fixed	8.000%	1/11/2022	66,667
45,395	Loan ID 200178	Fixed	6.500%	5/10/2016	42,294
37,603	Loan ID 200179	Fixed	7.250%	7/27/2019	18,830
20,677	Loan ID 200180	Fixed	6.500%	7/8/2016	19,096
115,976	Loan ID 200181	Fixed	7.500%	3/1/2016	108,592
100,639	Loan ID 200182	Fixed	8.750%	10/10/2016	94,528
291,909	Loan ID 200183	Fixed	4.125%	12/1/2032	229,906

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 78,913	Loan ID 200184	Fixed	4.375%	12/1/2042	$ 59,874
29,856	Loan ID 200185	Fixed	5.375%	6/1/2042	18,152
57,020	Loan ID 200186	Fixed	5.125%	8/1/2042	48,489
56,853	Loan ID 200187	Fixed	5.875%	12/1/2039	36,260
160,934	Loan ID 200188	Fixed	3.875%	2/1/2043	128,586
180,975	Loan ID 200189	Fixed	4.125%	8/1/2042	144,469
362,883	Loan ID 200190	Fixed	3.625%	11/1/2042	316,828
141,028	Loan ID 200191	Fixed	4.125%	11/1/2042	110,761
200,158	Loan ID 200192	Fixed	4.250%	11/1/2042	175,215
102,626	Loan ID 200193	Fixed	3.875%	6/1/2042	89,979
175,512	Loan ID 200194	Fixed	4.750%	9/1/2041	147,587
290,436	Loan ID 200195	Fixed	3.875%	3/1/2042	233,599
107,342	Loan ID 200196	Fixed	4.500%	1/1/2043	88,586
41,749	Loan ID 200197	Fixed	4.750%	11/1/2042	34,897
43,433	Loan ID 200198	Fixed	5.250%	10/1/2042	35,207
309,453	Loan ID 200199	Fixed	4.000%	9/1/2042	287,704
263,909	Loan ID 200200	Fixed	3.875%	9/1/2042	204,791
64,910	Loan ID 200201	Fixed	5.125%	8/1/2041	56,233
63,185	Loan ID 200202	Fixed	4.375%	12/1/2042	57,809
298,359	Loan ID 200203	Fixed	4.250%	8/1/2042	240,104
155,417	Loan ID 200204	Fixed	3.875%	7/1/2042	121,259
79,946	Loan ID 200205	Fixed	5.000%	11/1/2041	68,862
26,844	Loan ID 200206	Fixed	3.990%	12/1/2042	21,489
631,516	Loan ID 200207	ARM	3.625%	3/1/2042	589,287
53,321	Loan ID 200208	Fixed	4.250%	1/1/2043	37,814
227,113	Loan ID 200209	Fixed	3.875%	8/1/2042	197,835
95,399	Loan ID 200210	Fixed	4.625%	5/1/2043	82,565
228,774	Loan ID 200211	Fixed	3.750%	5/1/2042	205,479
145,875	Loan ID 200212	Fixed	3.875%	2/1/2042	113,357
311,211	Loan ID 200213	Fixed	4.125%	1/1/2038	198,389
63,440	Loan ID 200214	Fixed	5.750%	7/1/2039	51,587
123,640	Loan ID 200216	Fixed	5.750%	9/1/2039	94,925
151,430	Loan ID 200217	Fixed	5.250%	7/1/2040	122,514
81,069	Loan ID 200218	Fixed	4.250%	12/1/2041	48,206
213,508	Loan ID 200219	Fixed	4.250%	4/1/2043	193,734
230,581	Loan ID 200220	Fixed	3.875%	5/1/2043	178,795
178,528	Loan ID 200221	Fixed	4.250%	4/1/2043	161,187
135,275	Loan ID 200222	Fixed	4.125%	5/1/2043	105,588
265,755	Loan ID 200223	Fixed	4.125%	5/1/2043	233,057
229,246	Loan ID 200224	Fixed	4.000%	7/1/2043	183,324
120,805	Loan ID 200225	Fixed	3.750%	3/1/2043	74,735
87,634	Loan ID 200226	Fixed	5.250%	7/1/2041	78,756
116,436	Loan ID 200227	Fixed	6.000%	1/1/2038	97,653

.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 55,332	Loan ID 200228	Fixed	4.625%	8/1/2042	$ 46,474
175,883	Loan ID 200229	Fixed	3.750%	7/1/2042	150,448
158,024	Loan ID 200230	Fixed	3.500%	2/1/2043	126,168
140,768	Loan ID 200231	Fixed	3.625%	12/1/2042	75,481
74,482	Loan ID 200232	Fixed	3.875%	8/1/2042	56,375
213,784	Loan ID 200233	Fixed	2.990%	11/1/2027	173,602
199,927	Loan ID 200234	Fixed	3.250%	1/1/2043	130,172
100,442	Loan ID 200235	Fixed	3.750%	12/1/2042	87,411
174,444	Loan ID 200236	Fixed	4.250%	10/1/2042	148,086
519,692	Loan ID 200237	ARM	2.875%	9/1/2033	440,124
348,681	Loan ID 200238	ARM	3.625%	7/1/2035	320,242
110,434	Loan ID 200239	ARM	4.000%	5/1/2036	92,328
125,299	Loan ID 200240	Fixed	4.000%	6/1/2042	96,362
197,581	Loan ID 200241	Fixed	3.625%	9/1/2042	172,205
156,423	Loan ID 200242	Fixed	3.250%	10/1/2042	117,166
128,315	Loan ID 200243	Fixed	3.750%	4/1/2043	96,779
31,185	Loan ID 200244	Fixed	5.000%	5/1/2042	25,123
218,040	Loan ID 200245	Fixed	3.875%	3/1/2043	174,607
106,986	Loan ID 200246*	ARM	3.875%	5/1/2035	34,125
45,309	Loan ID 200247*	Fixed	0.000%	4/1/2036	28,151
48,523	Loan ID 200248*	ARM	0.000%	6/1/2034	34,121
63,407	Loan ID 200249*	Fixed	0.000%	3/1/2051	34,039
73,282	Loan ID 200250*	Fixed	0.000%	12/3/2050	32,958
95,082	Loan ID 200251*	ARM	0.000%	8/1/2049	33,914
24,757	Loan ID 200252*	Fixed	0.000%	3/1/2017	21,853
84,047	Loan ID 200253*	Fixed	0.000%	5/1/2050	17,890
77,777	Loan ID 200254*	Fixed	0.000%	4/1/2035	34,111
82,635	Loan ID 200255*	Fixed	0.000%	6/1/2037	14,948
50,449	Loan ID 200256*	Fixed	0.000%	8/1/2039	11,835
39,614	Loan ID 200257*	Fixed	0.000%	5/1/2025	29,806
70,990	Loan ID 200258*	Fixed	0.000%	5/9/2036	37,690
85,707	Loan ID 200259*	Fixed	0.000%	12/1/2037	30,978
57,143	Loan ID 200261*	Fixed	0.000%	4/1/2036	26,831
95,743	Loan ID 200263*	Fixed	0.000%	5/17/2031	36,490
78,980	Loan ID 200264*	Fixed	0.000%	7/1/2039	39,506
61,687	Loan ID 200265*	Fixed	0.000%	11/15/2015	37,818
155,506	Loan ID 200267*	ARM	0.000%	8/1/2047	31,178
90,449	Loan ID 200269*	Fixed	0.000%	9/20/2027	23,488
74,110	Loan ID 200270*	Fixed	0.000%	10/1/2036	20,728
91,293	Loan ID 200271*	Fixed	0.000%	8/1/2035	39,439
88,257	Loan ID 200272*	Fixed	0.000%	3/1/2041	25,824
103,772	Loan ID 200273*	Fixed	0.000%	8/1/2035	37,314
92,197	Loan ID 200274*	Fixed	0.000%	11/1/2038	35,839
68,642	Loan ID 200275*	Fixed	0.000%	6/1/2038	37,528
70,164	Loan ID 200276*	Fixed	0.000%	7/1/2036	30,775

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.9%
$ 103,921	Loan ID 200277*	Fixed	0.000%	4/1/2036	$ 38,753
69,188	Loan ID 200278*	Fixed	0.000%	8/1/2037	27,890
73,091	Loan ID 200279*	Fixed	0.000%	10/1/2033	37,317
92,098	Loan ID 200282*	Fixed	0.000%	9/1/2050	19,765
123,741	Loan ID 200284*	Fixed	0.000%	3/10/2014	27,181
209,839	Loan ID 200285	Fixed	4.250%	10/1/2041	180,762
99,603	Loan ID 200286	Fixed	4.500%	7/1/2043	84,816
107,709	Loan ID 200287	Fixed	4.375%	7/1/2043	84,098
363,374	Loan ID 200288	Fixed	4.375%	11/1/2041	279,861
363,602	Loan ID 200289	Fixed	5.500%	9/1/2043	316,677
310,558	Loan ID 200290	Fixed	4.250%	4/1/2043	261,581
234,247	Loan ID 200291	Fixed	4.125%	11/1/2042	189,740
472,187	Loan ID 200292	Fixed	3.875%	6/1/2043	387,194
121,329	Loan ID 200293	Fixed	4.125%	3/1/2043	101,916
192,676	Loan ID 200294	Fixed	3.875%	2/1/2043	154,141
274,561	Loan ID 200295	Fixed	3.875%	6/1/2043	233,377
225,669	Loan ID 200296	Fixed	3.250%	2/1/2043	162,482
193,971	Loan ID 200297	Fixed	3.375%	10/1/2042	145,478
155,661	Loan ID 200298	Fixed	3.250%	6/1/2043	112,076
209,661	Loan ID 200299	Fixed	3.625%	10/1/2042	163,535
	TOTAL MORTGAGE NOTES ( Cost - $32,951,302)				33,146,827

	OTHER INVESTMENTS ( Cost - $80,232)(a)- 0.2%				99,620
	TOTAL INVESTMENTS ( Cost - $33,031,534)(a)- 83.1%				$ 33,246,447
	CASH AND OTHER ASSETS LESS LIABILITIES - 16.9%				6,740,261
	NET ASSETS - 100.0%				$ 39,986,708

ARM - Adjustable Rate Mortgage
* Non-Income Producing
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same as there are no book to tax differences.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments at Value (identified cost $33,031,534)	$ 33,246,447
Cash	6,325,232
Interest Receivable	278,232
Principal Paydown Receivable	67,833
Receivable for Fund Shares Sold	122,341
Prepaid Expenses and Other Assets	46,384
Total Assets	40,086,469

Liabilities:
Accrued Advisory Fees	5,845
Accrued Shareholder Servicing Fees	31,056
Accrued Administration Fees	3,700
Accrued Fund Accounting Fees	2,401
Accrued Transfer Agency Fees	1,800
Accrued Security Servicing Fees	9,962
Accrued Expenses and Other Liabilities	44,997
Total Liabilities	99,761

Net Assets	$ 39,986,708

Composition of Net Assets:
At September 30, 2013, Net Assets consisted of:
Paid-in-Beneficial Interest	$ 39,406,604
Undistributed Net Investment Income	111,395
Accumulated Net Realized Gain From Investment Transactions	253,796
Net Unrealized Appreciation on Investments	214,913
Net Assets	$ 39,986,708

Net Asset Value Per Share
Net Assets	$ 39,986,708
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,677,096
Net Asset Value and Repurchase Price per Share	$ 10.87
Offering Price per Share (Maximum sales charge of 4.50%)	$ 11.38

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Operations
For the Year Ended September 30, 2013

Investment Income:
Interest Income	$ 1,440,007
Other Income	2,925
Total Investment Income	1,442,932

Expenses:
Investment Advisory Fees	278,213
Administration Fees	49,600
Trustees' Fees	45,333
Shareholder Servicing Fees	55,644
Security Servicing Fees	55,644
Registration and Filing Fees	31,593
Transfer Agent Fees	35,698
Chief Compliance Officer Fees	26,999
Fund Accounting Fees	27,388
Legal Fees	19,074
Printing Expense	11,537
Audit Fees	38,000
Insurance Expense	13,852
Custody Fees	10,699
Non 12b-1 Shareholder Expense	5,930
Other Loan Servicing Fees	5,535
Line of Credit Fees	712
Miscellaneous Expense	1,630
Total Expenses	713,081
Less: Expenses Waived/Reimbursed by Adviser	(298,390)
Net Expenses	414,691
Net Investment Income	1,028,241

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	353,673
Net Change in Unrealized Appreciation on Investments	58,630
Net Realized and Unrealized Gain (Loss) on Investments	412,303

Net Increase in Net Assets Resulting From Operations	$ 1,440,544

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statements of Changes in Net Assets

	For the Year	For the Period
	Ended	December 30, 2011* Through
	September 30, 2013	September 30, 2012
Operations:
Net Investment Income	$ 1,028,241	$ 140,653
Net Realized Gain on Investments	353,673	-
Net Change in Unrealized Appreciation on Investments	58,630	156,283
Net Increase in Net Assets
Resulting From Operations	1,440,544	296,936

Distributions to Shareholders From:
Net Investment Income ($0.42 and $0.19 per share, respectively)	(918,097)	(139,402)
Net Realized Gains ($0.07 and $0.00 per share, respectively)	(99,877)	-
Total Distributions to Shareholders	(1,017,974)	(139,402)

Beneficial Interest Transactions:
Proceeds from Shares Issued	29,527,693	11,543,489
Distributions Reinvested	613,040	80,774
Cost of Shares Redeemed	(2,332,866)	(25,526)
Total Beneficial Interest Transactions	27,807,867	11,598,737

Total Increase in Net Assets	28,230,437	11,756,271

Net Assets:
Beginning of Year or Period	11,756,271	-
End of Year or Period (including undistributed net investment
income of $111,395 and $1,251, respectively)	$ 39,986,708	$ 11,756,271

* Commencement of Operations

Share Activity
Shares Issued	2,718,852	1,106,315
Shares Reinvested	56,432	7,611
Shares Redeemed	(209,750)	(2,364)
Net Increase in Shares of Beneficial Interest Outstanding	2,565,534	1,111,562

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2013

Increase (Decrease) in Cash
Cash Flows Provided by/(Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$ 1,440,544

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used for Operating Activities:

Purchases of Long-Term Portfolio Investments	(26,279,419)
Proceeds from Long-Term Portfolio Investments and Principal Paydowns	2,251,020
Proeceeds from Short-Term Portfolio Investments, Net	3,089,732
Increase in Interest Receivable	(180,346)
Increase in Principal Paydown Receivable	(51,432)
Increase in Receivable for Fund Shares Sold	(87,871)
Increase in Prepaid Expenses and Other Assets	(25,843)
Increase in Accrued Advisory Fees	115,370
Increase in Accrued Shareholder Servicing Fees	28,867
Increase in Accrued Administration Fees	260
Increase in Accrued Fund Accounting Fees	169
Decrease in Accrued Transfer Agency Fees	(2,331)
Increase in Accrued Security Servicing Fees	2,041
Decrease in Accrued Expenses and Other Liabilities	(4,308)
Net Amortization on Investments	(348,811)
Net Realized Gain on Investments	(353,673)
Change in Unrealized Appreciation on Investments	(58,630)
Net Cash Used for Operating Activities	(20,464,661)

Cash Flows Provided by (Used for) Financing Activities:
Proceeds from Sale of Shares	29,527,693
Redemption of Shares	(2,332,866)
Dividends Paid to Shareholders, Net of Reinvestments	(404,934)
Net Cash Provided by Financing Activities	26,789,893

Net Increase in Cash	6,325,232
Cash at Beginning of Year	-
Cash at End of Year	$ 6,325,232

Supplemental Disclosure of Cash Flow Information:
Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Year of $613,040.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year	Period
	Ended	Ended
	September 30, 2013	September 30, 2012**

Net Asset Value, Beginning of Period	$ 10.58	$ 10.00

From Operations:
Net investment income (a)	0.50	0.33
Net gain from investments
(both realized and unrealized)	0.28	0.44
Total from operations	0.78	0.77

Distributions to shareholders from:
Net investment income	(0.42)	(0.19)
Net realized gains	(0.07)	-
Total distributions	(0.49)	(0.19)

Net Asset Value, End of Period	$ 10.87	$ 10.58

Total Return (b)	7.42%	7.70%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 39,987	$ 11,756
Ratio of gross expenses to average net assets	3.20%	9.42%	(c)
Ratio of net expenses to average net assets	1.85%	1.85%	(c)
Ratio of net investment income to average net assets	4.61%	4.21%	(c)
Portfolio turnover rate	11.68%	1.50%	(d)

__________
**The Fund commenced operations on December 30, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived and reimbursed expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund

Notes to Financial Statements

September 30, 2013

1.

ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011.   The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Underlying Funds - The Fund may invest in portfolios of open-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

Mortgage Notes – The Fund utilizes a proprietary discounted cash flow model to value its Mortgage Notes. Vertical Capital Asset Management, LLC. (“the Adviser”) uses the model daily to calculate net present value of discounted cash flows based on a combination of servicing data (maturity dates, rates, loan type, etc.) that is fed into the pricing model along with various readily available inputs including yield curves, prepayment speeds, default rates and loss severity assumptions. The future expected cash flows and related treasury yields are also utilized to compare with each individual Mortgage Note yield in the model. That yield is determined as a spread to the interpolated treasury curve, based on market knowledge of the collateral type, prepayment history, average life, and credit quality. The combination of loan level criteria and daily market adjustments produces a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund will invest primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

The Fund's investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. As described above, the Mortgage Notes, which are fair valued daily, are priced by the Adviser and through a proprietary discounted cash flow model, under the direction of the Board.

The Fund’s senior management contracted with LCAP Advisors to create an asset valuation model along with policies and maintenance procedures for the Fund.  The valuation procedures and the Model are reviewed and maintained on a daily basis within the management of the Fund.  Any calibrations and adjustments to the model, that may be necessary are done on an as needed basis to ensure accurate pricing.  Financial markets are monitored daily by the Adviser relative to interest rate environment along with third party data from the U.S. Department of the Treasury, Reuters and Moody’s which is uploaded into the pricing model along with a daily loan servicing tape.  In addition to the readily available data from the financial markets, the Adviser uses a number of pricing criteria that represent the Adviser’s 30 years of credit and collateral underwriting experience related to mortgage notes to accurately value the Notes.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets measured at fair value:

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$ -	$ -	$ 33,146,827	$ 33,146,827
Other Investments	-	-	99,620	$ 99,620
Short-Term Investments	-	-	-	$ -
Total	$ -	$ -	$ 33,246,447	$ 33,246,447

There were no transfers between levels during the current period presented.  It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Vertical Capital Income Fund
	Mortgage Notes	Other Investments	Total
Beginning Balance	$ 8,456,934	$ -	$ 8,456,934
Net realized gain (loss)	353,673	-	353,673
Change in unrealized appreciation (depreciation)	39,242	19,388	58,630
Cost of purchases	26,199,187	80,232	26,279,419
Proceeds from sales and principal paydowns	(2,251,020)	-	(2,251,020)
Amortization	348,811	-	348,811
Net Transfers in/out of level 3	-	-	-
Ending balance	$ 33,146,827	$ 99,620	$ 33,246,447

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2013 is $(34,118).

The following table provides quantitative information about the Fund's Level 3 values, as well as its inputs, as of September 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Value	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs
Mortgage Notes	$ 33,146,827	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	3% - 66%	9%
			Comparability adjustment	7% - 33%	5%
Closing Balance	$ 33,146,827

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Constant prepayment rate	Increase	Decrease
Comparability adjustment	Decrease	Increase

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Interest income is recorded on the accrual basis.  Paydown gains and losses are recorded as interest income.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2012 tax return or expected to be taken in the Fund’s 2013 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Vertical Capital Asset Management, LLC serves as the Fund’s Investment Adviser.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund.  For the year ended September 30, 2013, the Adviser earned advisory fees of $278,213.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund and 2.50% through at least January 31, 2023.  Waivers and expense reimbursements may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  For the year ended September 30, 2013, the Adviser waived advisory fees of $278,213, and reimbursed expenses of $20,177.  Expenses subject to recapture by the Adviser amounted to $252,754 that will expire on September 30, 2015 and $298,390 and that will expire on September 30, 2016.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services.  Under the Plan, the Fund will pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended September 30, 2013, the Fund incurred shareholder servicing fees of $55,644.

Security Servicing Agent – The Fund pays Vertical Recovery Management, LLC (“VRM”) a fee equal to 0.25% of the Fund’s average daily net assets for the collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default.  VRM is an affiliate of the Adviser.  For the year ended September 30, 2013, the Fund incurred security servicing fees of $55,644.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2013 amounted to $26,279,419 and $2,251,020, respectively.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

5.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended September 30, 2013, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	12/14/12	03/15/13	06/14/13	09/16/13
Repurchase Request Deadline	01/14/13	04/12/13	07/12/13	10/11/13
Repurchase Pricing Date	01/14/13	04/12/13	07/12/13	10/11/13
Net Asset Value as of Repurchase Pricing Date	$ 10.86	$ 11.43	$ 10.99	$ 10.86
Amount Repurchased	$ 382,833	$ 846,865	$ 1,091,762	$ 656,329
Percentage of Outstanding Share Repurchased	2.32%	3.50%	3.72%	1.53%

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	September 30,2013	September 30,2012
Ordinary Income	$ 1,017,974	$ 139,402

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 235,800	$ 129,391	$ -	$ -	$ 214,913	$ 580,104

7.

SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On October 30, 2013, the Fund paid an ordinary income dividend of $0.0386 per share to shareholders of record on October 29, 2013.

On November 27, 2013, the Fund paid an ordinary income dividend of $0.0627 per share to shareholders of record on November 26, 2013.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

8.

AFFILIATED BROKER COMMISIONS

During the year ended September 30, 2013.  Vertical Recovery Management LLC, an affiliate of the Adviser, provided execution support and trade settlement services on behalf of the Fund.  Vertical Recovery Management, LLC received $256,339 in trade-related payments and fees (brokerage commissions).

9.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements in addition to the distributions disclosed in Note 7.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Vertical Capital Income Fund, Inc.

and the Shareholders of Vertical Capital Income Fund

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the "Fund"), a series of shares of Vertical Capital Income Fund, Inc. including the portfolio of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 30, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vertical Capital Income Fund as of September 30, 2013, the results of its operations and its cash flows for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period December 30, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 5, 2013

Vertical Capital Income Fund

Disclosure of Fund Expenses (Unaudited)

September 30, 2013

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During the Period* (4/1/13 to 9/30/13)
Actual	$1,000.00	$1,050.06	$ 9.51
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$ 9.35

* Expenses Paid During the Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.85% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Vertical Capital Income Fund

Supplemental Information (Continued)

September 30, 2013 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY  11788.

Independent Trustees
Name (Year of Birth) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Robert J. Boulware (1956) Trustee since August 2011 Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present. Other Directorships: Trustee, Met Investors Series Trust (70 portfolios), March 2008 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present.	1
Mark J. Schlafly (1961) Trustee since August 2011 President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008. Other Directorships: Big Brothers Big Sisters of Massachusetts Bay, Inc., Oct. 2006 to July 2009; Invest In Others Charitable Foundation, Inc., Oct. 2006 to July 2008.	1
T. Neil Bathon (1961) Trustee since August 2011 Managing Director, Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006. Other Directorships: Financial Investors Variable Insurance Trust (5 portfolios), Jan. 2007 to Feb. 2010.	1
Jeffrey F. O'Donnell (1960) Trustee since August 2011 Executive Chairman of the Board, NB Therapeutics, April 2011 to present; Managing Director, BioStar Ventures, July 2009 (Venture Partner) to present; Chairman of the Board and Chief Executive Officer, Embrella Cardiovascular, Inc., July 2009 to March 2011; President and Chief Executive Officer, Photomedex, Inc. Jan, 2000 to July 2009. Other Directorships: Director, Endologix, Inc., 1998 to May 2011; Director, Replication Medical 1997 to 2010.	1
Interested Trustees and Officers
A. Bayard Closser ***(1960) Trustee, Chairman of Board of Trustees, President, each since August 2011 President, Vertical Capital Markets Group, LLC (broker-dealer holding company), Sept. 2010 to present; President, MAC Adventures, Inc., Feb. 2009 to Aug. 2011; Executive Vice President, ING Funds Distributor, LLC (and successor affiliated entities), Dec. 1998 to Feb. 2009. Other Directorships: None	1

Vertical Capital Income Fund

Supplemental Information (Continued)

September 30, 2013 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Year of Birth) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Christopher R. Chase ***(1953) Trustee Since August 2011 Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Managing Member, Vertical Capital Markets Group, LLC (broker-dealer holding company), Oct. 2008 to present; President, Vertical Fund Group, Inc. (investment holding company), Aug. 2007 to present; President, Chase Pacific Capital Advisors (commercial real estate mortgage brokerage), 1996 to present. Other Directorships: None	1

Gustavo A. Altuzarra (1957)

Treasurer since August 2011

Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Principal and Secondary Marketing Officer, Vertical Financial Group, Inc. (mortgage brokerage), July 2004 to present.

Other Directorships: N/A

N/A
Harris Cohen (1981) Assistant Treasurer since 2011 Manager of Fund Administration, Gemini Fund Services, LLC, Nov. 2004 to present. Other Directorships: N/A	N/A

James P. Ash (1976)

Secretary since 2011

Senior Vice President, Gemini Fund Services, LLC from 2012 to present; Vice President, Gemini Fund Services, LLC from 2011 to  2012; Director of Legal Administration, Gemini Fund Services LLC from 2009 to  2011;  Assistant Vice President of Legal Administration, Gemini Fund Services, LLC from 2008 to 2011.Law Clerk, Oct 2005 to May 2008.

Other Directorships: N/A

N/A

Emile R. Molineaux (1962)

Chief Compliance Officer and Anti-Money Laundering Officer Since August  2011

Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).

Other Directorships: N/A

N/A

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

*** Mr. Closser is an interested Trustee because he is also an officer (President) of the Fund.  Mr. Chase is an interested Trustee because he owns a controlling (co-controlling 50%) interest in the Fund's investment adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

Rev. May 2012

PRIVACY NOTICE
FACTS		WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-277-VCIF

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser

Vertical Capital Asset Management, LLC

20 Pacifica, Suite 190

Irvine, CA 92618

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FYE 09/30/13

$30,250

N/A

FYE 09/30/12

$30,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 09/30/13

$0

N/A

FYE 09/30/12

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 09/30/13

$3,000

N/A

FYE 09/30/12

$3,000

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/13

$0

N/A

FYE 09/30/12

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

             N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2013

$3,000

N/A

FYE 09/30/2012

$3,000

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s).  Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented.  Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Altuzarra, Managing Partner of the Adviser, and Mr. Chase, Managing Partner of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since it commenced operations in 2011.  Mr. Altuzarra and Mr. Chase are each compensated through their share of the profits, if any, of the Adviser.  Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As September 30, 2013, Mr. Altuzarra and Mr. Chase each owned $50,000 to $100,000 of Fund shares.

As of September 30, 2013, Mr. Altuzarra was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$65,372,861	2	$56,352,861
Other Accounts	0	$0	0	$0

As of September 30, 2013, Mr. Chase was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$65,372,861	2	$56,352,861
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Vertical Capital Income Fund

By (Signature and Title)

*

/s/ Bayard Closser

Bayard Closser, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Bayard Closser

Bayard Closser, President

Date

12/9/13

By (Signature and Title)

*

/s/ Gustavo A. Altuzarra

Gustavo A. Altuzarra Treasurer

Date

12/9/13

* Print the name and title of each signing officer under his or her signature.